UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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MAINSTAY FUNDS TRUST

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MAINSTAY FUNDS TRUST
MAINSTAY EPOCH U.S. ALL CAP FUND
51 MADISON AVENUE
NEW YORK, NEW YORK 10010

SPECIAL MEETING OF SHAREHOLDERS
To Be Held on July 1, 2013

To Our Shareholders:

I am writing to inform you of the upcoming special meeting of shareholders on (“Special Meeting”) concerning MainStay Epoch U.S. All Cap Fund (“Fund”), a series of MainStay Funds Trust (“Trust”), a Delaware statutory trust. The Special Meeting will be held on July 1, 2013 beginning at 10:00 a.m., Eastern time, at the offices of New York Life Investment Management LLC (“New York Life Investments”), 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

AT THE SPECIAL MEETING, AS EXPLAINED IN THE ACCOMPANYING PROXY STATEMENT, YOU WILL BE ASKED TO VOTE ON THE FOLLOWING PROPOSALS:

1.	To approve a subadvisory agreement with respect to the Fund between Epoch Investment Partners, Inc. (“Epoch”) and New York Life Investments prompted by the change of control of Epoch;
2.	To approve the amendment of the fundamental investment restrictions of the Fund;
3.	To grant the Trust the authority to enter into and materially amend agreements with certain subadvisors on behalf of the Fund without obtaining shareholder approval; and
4.	To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

After careful consideration, the Board of Trustees (the “Board”) unanimously approved each of the above Proposals and recommends that you vote “FOR” each of the proposals.

To avoid unnecessary expenses, I ask for your cooperation in responding promptly. I encourage you to carefully review the enclosed materials, which explain the Proposals in more detail, and vote according to the manner specified, either on the Internet, by mail, by phone or in person.

We appreciate your continued support and confidence in the MainStay Funds. If you have any questions, please contact us by calling toll-free 800-MAINSTAY (624-6782).

After careful consideration, the Board of Trustees of the Trust (“Board”) has approved the Proposals and recommends that shareholders vote “FOR” each Proposal.

Your vote is very important to us regardless of the number of shares of the Fund you own. Whether or not you plan to attend the Special Meeting in person, please read the Proxy Statement and cast your vote promptly. It is important that your vote be received by no later than the time of the Special Meeting on July 1, 2013. A proxy card accompanies the Proxy Statement. There are several ways to vote your shares, including by mail, telephone and through the Internet. Please refer to the proxy card for more information on how to vote. If we do not receive a response by one of these methods, you may receive a telephone call from our proxy solicitor, Okapi Partners LLC, reminding you to vote. If you have any questions before you vote, please contact the Fund by calling toll-free 800-MAINSTAY (624-6782). We will get you the answers that you need promptly.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,
Stephen P. Fisher President

Enclosure

MAINSTAY FUNDS TRUST
MAINSTAY EPOCH U.S. ALL CAP FUND
51 MADISON AVENUE
NEW YORK, NEW YORK 10010

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD JULY 1, 2013

The Proxy Statement is also available at mainstayinvestments.com.

To Our Shareholders:

Notice is hereby given that a Special Meeting of Shareholders (the “Special Meeting”) of the MainStay Epoch U.S. All Cap Fund (the “Fund”), a series of MainStay Funds Trust (the “Trust”), a Delaware statutory trust, will be held at the offices of New York Life Investment Management LLC (“New York Life Investments”), 169 Lackawanna Avenue, Parsippany, New Jersey 07054, on July 1, 2013, beginning at 10:00 a.m., Eastern time.

The Trust currently consists of 33 series. The accompanying Notice of Special Meeting and Proxy Statement relate solely to the Fund, as specified in the Proxy Statement.

At the Special Meeting, and as specified in greater detail in the Proxy Statement accompanying this Notice, shareholders will be asked to consider and approve the following proposals (the “Proposals”):

1.	To approve a subadvisory agreement with respect to the Fund between Epoch Investment Partners, Inc. (“Epoch”) and New York Life Investments prompted by the change of control of Epoch;
2.	To approve the amendment of the fundamental investment restrictions of the Fund;
3.	To grant the Trust the authority to enter into and materially amend agreements with certain subadvisors on behalf of the Fund without obtaining shareholder approval; and
4.	To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

On March 27, 2013, Epoch Holding Corporation (“Epoch Holding”) merged with Empire Merger Sub, Inc., a wholly-owned subsidiary of The Toronto-Dominion Bank, a Canadian chartered bank (“Epoch Holding Merger”) following the approval of Epoch Holding shareholders. As a result, Epoch Holding became a wholly-owned subsidiary of The Toronto-Dominion Bank (“TD Bank”). Epoch Holding is the parent company of Epoch Investment Partners, Inc. (“Epoch”), the Fund’s subadvisor. The closing of the Epoch Holding Merger resulted in a change of control of

Epoch and an automatic termination of the previous subadvisory agreement with Epoch under the Investment Company Act of 1940, as amended.

At a meeting held on March 21, 2013, the Fund’s Board of Trustees (“Board”) approved the continued retention of Epoch as the Fund’s subadvisor under the terms of an interim subadvisory agreement that took effect on March 27, 2013, following the closing of the Epoch Holding Merger. The Board also approved a new subadvisory agreement with Epoch that has identical terms to the previous subadvisory agreement in all material respects. Shareholder approval of the continued retention of Epoch as subadvisor and the new subadvisory agreement is required.

Your attention is directed to the accompanying Proxy Statement for further information regarding the Special Meeting and the Proposals above. You may vote at the Special Meeting if you are the record owner of shares of the Fund as of the close of business on April 3, 2013 (the “Record Date”). If you attend the Special Meeting, you may vote your shares in person. Even if you do not attend the Special Meeting, you may authorize your proxy by simply: (i) completing, signing, and returning the enclosed proxy card by mail in the postage-paid envelope provided; or (ii) following the instructions on the voting instruction card for authorizing your proxy by submitting your vote via telephone or the Internet. Please refer to the proxy card for more information on how you may vote. You may revoke your proxy at any time prior to the date the proxy is to be exercised in the manner described in the Proxy Statement.

Your vote is very important to us. Whether or not you plan to attend the Special Meeting in person, please vote the enclosed proxy. If you have any questions, please contact the Fund for additional information by calling toll-free 800-MAINSTAY (624-6782).

By Order of the Board of Trustees,
J. Kevin Gao Chief Legal Officer and Secretary May 1, 2013

IMPORTANT NOTICE:

PLEASE VOTE USING THE ENCLOSED PROXY AS SOON AS POSSIBLE. YOUR VOTE IS VERY IMPORTANT TO US NO MATTER HOW MANY SHARES YOU OWN. YOU CAN HELP AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATIONS BY PROMPTLY VOTING THE ENCLOSED PROXY.

INSTRUCTIONS FOR SIGNING PROXY CARDS

THE FOLLOWING GENERAL RULES FOR SIGNING PROXY CARDS MAY BE OF ASSISTANCE TO YOU AND MAY HELP AVOID THE TIME AND EXPENSE INVOLVED IN VALIDATING YOUR VOTE IF YOU FAIL TO SIGN YOUR PROXY CARD PROPERLY.

1.	INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.
2.	JOINT ACCOUNTS: Both parties must sign: the names of the parties signing should conform exactly to the names shown in the registration on the proxy card.
3.	ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

FOR EXAMPLE:

REGISTRATION	VALID
CORPORATE ACCOUNTS
(1) ABC Corp.	ABC Corp. John Doe, Treasurer
(2) ABC Corp.	John Doe
(3) ABC Corp. c/o John Doe	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe
PARTNERSHIP ACCOUNTS
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner
TRUST ACCOUNTS
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 01/01/01	Jane B. Doe, Trustee u/t/d/ 01/01/01
CUSTODIAL OR ESTATE ACCOUNTS
(1) John B. Smith, Cust f/b/o John B. Smith, Jr. UGMA/UTMA	John B. Smith, Custodian f/b/o/ John B. Smith Jr., UGMA/UTMA
(2) Estate of John B. Smith	John B. Smith, Jr., Executor Estate of John B. Smith

PLEASE CHOOSE ONE OF THE FOLLOWING OPTIONS TO VOTE YOUR SHARES:

•	AUTHORIZE YOUR PROXY THROUGH THE INTERNET. You may authorize your proxy by logging into the Internet site located on your proxy card and following the instructions on the website. In order to log on, you will need the control number found on your proxy card.
•	AUTHORIZE YOUR PROXY BY TELEPHONE. You may authorize your proxy by telephone by calling the toll-free number located on your proxy card. Please make sure to have your proxy card available at the time of the call.
•	VOTE BY MAIL. You may cast your vote by signing, dating, and mailing the enclosed proxy card in the postage-paid envelope provided.
•	VOTE IN PERSON AT THE SPECIAL MEETING.

MAINSTAY FUNDS TRUST
MAINSTAY EPOCH U.S. ALL CAP FUND
51 MADISON AVENUE
NEW YORK, NEW YORK 10010

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD JULY 1, 2013

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF
PROXY MATERIALS FOR THE SHAREHOLDER MEETING

This Proxy Statement and Notice of Special Meeting are available at
www.mainstayinvestments.com

Introduction

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or “Trustees”) of MainStay Funds Trust (the “Trust”), a Delaware statutory trust, on behalf of the MainStay Epoch U.S. All Cap Fund (the “Fund”), a series of the Trust, for a Special Meeting of Shareholders of the Fund (the “Special Meeting”). The Special Meeting will be held on July 1, 2013 at 10:00 a.m., Eastern time, at the offices of New York Life Investment Management LLC (“New York Life Investments”), 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

As is more fully described in this Proxy Statement, shareholders of the Fund will be asked to vote on the following proposals (the “Proposals”):

1.	To approve a subadvisory agreement with respect to the Fund between Epoch Investment Partners, Inc. (“Epoch”) and New York Life Investments prompted by the change of control of Epoch;
2.	To approve the amendment of the fundamental investment restrictions of the Fund;
3.	To grant the Trust the authority to enter into and materially amend agreements with certain subadvisors on behalf of the Fund without obtaining shareholder approval; and
4.	To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

Epoch currently serves as the subadvisor to the Fund.

Only shareholders of record who owned shares of any class of the Fund at the close of business on April 3, 2013 (the “Record Date”) are entitled to vote at the Special Meeting and at any adjournments or postponements thereof. Each share of the Fund that you own entitles you to one (1) vote with respect to any proposal on which the Fund’s shareholders are entitled to vote (a fractional share has a fractional vote).

The Board plans to distribute this Proxy Statement, the attached Notice of Special Meeting and the enclosed proxy card on or about May 1, 2013 to all shareholders of record of the Fund as of the Record Date.

It is important for you to vote on the Proposals described in this Proxy Statement. We recommend that you read this Proxy Statement in its entirety as the explanations will help you to decide how to vote on the Proposals.

PROPOSAL 1
APPROVAL OF A NEW SUBADVISORY AGREEMENT
BETWEEN NEW YORK LIFE INVESTMENT MANAGEMENT LLC
AND EPOCH INVESTMENT PARTNERS, INC.

On March 27, 2013, Epoch Holding Corporation (“Epoch Holding”) merged with Empire Merger Sub, Inc., a wholly-owned subsidiary of The Toronto-Dominion Bank, a Canadian chartered bank (“Epoch Holding Merger”), following the approval of Epoch Holding shareholders. As a result, Epoch Holding became a wholly-owned subsidiary of The Toronto-Dominion Bank (“TD Bank”). Epoch Holding is the parent company of Epoch Investment Partners, Inc. (“Epoch”), the Fund’s subadvisor. The closing of the Epoch Holding Merger resulted in a change of control of Epoch and an automatic termination of the current subadvisory agreement with Epoch under the Investment Company Act of 1940, as amended (“1940 Act”).

At a meeting held on March 21, 2013, the Board, including a majority of the Trustees who are not “interested persons” of the Trust (“Independent Trustees”), approved the continued retention of Epoch as the Fund’s subadvisor under the terms of an interim subadvisory agreement (“Interim Subadvisory Agreement”) which took effect on March 27, 2013, following the closing of the Epoch Holding Merger. The Board also approved a subadvisory agreement with Epoch (“Subadvisory Agreement”).

The Subadvisory Agreement, which is subject to shareholder approval contains terms that are materially identical to the previous subadvisory agreement. As with the previous agreement, the Subadvisory Agreement provides that Epoch will manage the assets of the Fund under the oversight of New York Life Investments, the Fund’s manager, and pursuant to the Fund’s registration statement. The Interim Subadvisory Agreement took effect on March 27, 2013 and will remain in effect until the sooner of the expiration of 150 days, or the effective date of the Subadvisory Agreement.

For more information regarding the Subadvisory Agreement with Epoch, please see the section entitled “Why is the Subadvisory Agreement Necessary?”

Why am I receiving this Proxy Statement?

You are receiving this Proxy Statement because you own shares of the Fund. Investment companies are required to obtain shareholder approval for certain types of changes, such as the approval of the Subadvisory Agreement contemplated in Proposal 1, and the other changes detailed in Proposal 2 and Proposal 3. This Proxy Statement is being furnished to you in connection with the solicitation of votes with respect to the Fund.

What are shareholders being asked to approve?

As discussed in greater detail below, New York Life Investments has proposed that Epoch serve as the subadvisor to the Fund based on, among other things, the nature, quality and extent of the services Epoch currently provides to the Fund, and would provide to the Fund under the Subadvisory Agreement. The Board believes it is in the best interests of the Fund and its shareholders to continue to retain Epoch’s services. Epoch currently serves as the subadvisor to the Fund pursuant to the terms of the Interim subadvisory agreement.

Why is the Subadvisory Agreement necessary?

Epoch serves as the Fund’s subadvisor pursuant to the Interim Subadvisory Agreement dated March 27, 2013. The previous subadvisory agreement with Epoch was last approved by the Fund’s shareholders on October 16, 2009 at a meeting called for the purpose of approving the agreement.

At a meeting held on March 21, 2013, the Board approved the Interim Subadvisory Agreement and Subadvisory Agreement on behalf of the Fund. The Subadvisory Agreement, which you are being asked to approve, provides that Epoch will manage the assets of the Fund under the oversight of New York Life Investments, the Fund’s manager, and pursuant to the Fund’s registration statement. The Interim Subadvisory Agreement took effect on March 27, 2013 and will remain in effect until the sooner of the expiration of 150 days, or the effective date of the Subadvisory Agreement.

The Board approved the Interim Subadvisory Agreement to ensure the uninterrupted provision of subadvisory services to the Fund during the period between the termination of the previous subadvisory agreement with Epoch and the Special Meeting, pursuant to Rule 15a-4 under the 1940 Act. Rule 15a-4 permits Epoch to continue to provide subadvisory services to the Fund under the Interim Subadvisory Agreement without shareholder approval, subject to certain conditions, including the following:

•	Epoch’s compensation during the interim period is no greater than that paid to Epoch under the previous subadvisory agreement; and

•	the Board, including a majority of the Independent Trustees, approved the Interim Subadvisory Agreement.

During the term of the Interim Subadvisory Agreement, New York Life Investments has agreed to pay Epoch for its services an annual fee based on the average daily net assets of the Fund as follows:

0.425% on assets up to $500 million;
0.4125% on assets from $500 million to $1 billion; and
0.40% on assets in excess of $1 billion

This fee is identical to the subadvisory fee paid to Epoch by New York Life Investments under the previous subadvisory agreement. It is also the same as the subadvisory fee to be paid to Epoch by New York Life Investments under the Subadvisory Agreement.

What did the Board consider in approving the Interim Subadvisory Agreement and Subadvisory Agreement?

In reaching its decision to approve the continued retention of Epoch and the Interim Subadvisory Agreement and Subadvisory Agreement, the Board considered information presented to it by New York Life Investments, Epoch and TD Bank as part of its consideration and approval of the Interim Subadvisory Agreement and Subadvisory Agreement at the Board’s meeting in March 2013, as well as other relevant information furnished to it throughout the year by New York Life Investments and Epoch at regular and special Board meetings. The Board also requested and received responses from Epoch to a comprehensive list of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board. The Board noted that it had also requested and received responses to similar questions in connection with its annual approval of the previous subadvisory agreement with Epoch at various meetings of the Board and its Contracts Committee between September 2012 and December 2012. The Board considered its historical experience with Epoch’s capabilities and resources, and its evaluation of Epoch in connection with previous contract review processes, including the contract review process that culminated with approval of the previous subadvisory agreement between New York Life Investments and Epoch, on behalf of the Fund (the “Prior Contract Review Processes”).

In determining to approve the continued retention of Epoch and approve the Interim Subadvisory Agreement and Subadvisory Agreement, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, scope and quality of the services to be provided to the Fund by Epoch; (ii) the investment performance of the Fund; (iii) the costs of the services to be provided and the profits to be realized by Epoch and its affiliates from its relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fee levels and overall total ordinary operating expenses.

While the members of the Board may have weighed certain factors differently, the Board’s decision to approve the continued retention of Epoch and approve the Interim Subadvisory Agreement and Subadvisory Agreement was based on a comprehensive consideration of all the information provided to the Board, including information provided to the Board in connection with its review of Epoch. A more detailed discussion of the factors that figured prominently in the Board’s decision to approve the continued retention of Epoch and approve the Interim Subadvisory Agreement and Subadvisory Agreement is provided below.

Nature, Scope and Quality of Services to be Provided by Epoch

In considering the approval of the continued retention of Epoch and approval of the Interim Subadvisory Agreement and Subadvisory Agreement, the Board examined the nature, scope and quality of the services that Epoch historically had provided to the Fund. Based on information provided to the Board in connection with the Prior Contract Review Processes, the Board acknowledged Epoch’s historical service to the Fund, and took note of the experience of Epoch’s portfolio managers, the number of accounts managed by the portfolio managers and Epoch’s method for compensating portfolio managers. The Board also considered the experience of senior personnel at Epoch, and Epoch’s plans for retaining key personnel in connection with the acquisition of Epoch Holding by TD Bank. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Interim Subadvisory Agreement and Subadvisory Agreement, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of Epoch’s experience, personnel, operations and resources.

Investment Performance

In evaluating investment performance, the Board took note of the Fund’s historical investment performance results, as presented to the Board in connection with the Prior Contract Review Processes, in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board considered information about the Fund’s investment performance that is provided to the Board in connection with its regularly scheduled meetings, and also took note of information provided in connection with the Prior Contract Review Processes showing the investment performance of the Fund as compared to peer funds. The Board also considered the strength of Epoch’s resources (including research capabilities). Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Interim Subadvisory Agreement and Subadvisory Agreement, that the retention of Epoch as subadvisor to the Fund is likely to benefit the Fund’s long-term investment performance.

Costs of the Services to be Provided, and Profits to be Realized, by Epoch

The Board considered the costs of the services to be provided by Epoch under the Interim Subadvisory Agreement and Subadvisory Agreement, and the profits to be realized by Epoch due to its relationship with the Fund, taking into account information provided to the Board in connection with the Prior Contract Review Processes. The Board noted that, in connection with the Prior Contract Review Processes, Epoch has provided the Board with information about its profitability in connection with its relationship with the Fund. In addition, the Board considered past representations from Epoch and New York Life Investments that the subadvisory fee paid by New York Life Investments to Epoch was the result of arm’s-length negotiations. Because Epoch’s subadvisory fee is paid by New York Life Investments, and not the Fund, the Board historically has focused principally on the profitability of the Fund to New York Life Investments and its affiliates.

In evaluating the costs of the services provided by Epoch in connection with the Prior Contract Review Processes, the Board considered, among other things, Epoch’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and the fact that New York Life Investments is responsible for paying the subadvisory fee for the Fund. The Board acknowledged that Epoch must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that Epoch’s ability to maintain a strong financial position is important in order for Epoch to provide high-quality ongoing services to the Fund and its investors.

The Board also considered certain fall-out benefits that may be realized by Epoch due to its relationship with the Fund. The Board recognized, for example, the benefits to Epoch from legally permitted “soft-dollar” arrangements by which brokers may provide research and other services to Epoch in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities.

As part of the Prior Contract Review Processes, the Board requested and received information from Epoch and New York Life Investments concerning other business relationships between Epoch and its affiliates and New York Life Investments and its affiliates. The Board requested and received assurances that these other business relationships did not impact New York Life Investments’ recommendation for Epoch to serve as the Fund’s subadvisor, and that neither New York Life Investments nor its affiliates are expected to benefit in its other business relationships due to Epoch’s continued engagement as the Fund’s subadvisor.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Interim Subadvisory Agreement and Subadvisory Agreement, that any profits to be realized by Epoch due to its relationship with the Fund supported the Board’s determination to approve the Interim Subadvisory Agreement and Subadvisory Agreement. The Board also concluded that any profits to be realized by Epoch will be the result of arm’s-length negotiations between New York Life Investments and Epoch, and will be based on subadvisory fees paid to Epoch by New York Life Investments, not the Fund.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board also considered whether the Fund’s expense structure permitted economies of scale to be shared with the Fund’s investors, taking into account information provided to the Board in connection with the Prior Contract Review Processes.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Interim Subadvisory Agreement and Subadvisory Agreement, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Reasonableness of Subadvisory Fees

The Board evaluated the reasonableness of the fees to be paid under the existing management agreement with New York Life Investments and the Interim Subadvisory Agreement and Subadvisory Agreement, and the Fund’s expected total ordinary operating expenses. The Board considered that the fees to be paid to Epoch under the Interim Subadvisory Agreement and Subadvisory Agreement will be paid by New York Life Investments, not the Fund, and will result in no increase in the Fund’s expenses. In assessing the reasonableness of the Fund’s fees and expenses the Board primarily considered comparative data provided to the Board in connection with the Prior Contract Review Processes on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Epoch on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account explanations from New York Life Investments and Epoch about the different scope of services provided to retail mutual funds as compared with other investment advisory clients. The Board also took into account the impact of any expenses limitation arrangements on the Fund’s net expenses.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Interim Subadvisory Agreement and Subadvisory Agreement, support a conclusion that these fees and expenses are reasonable.

On the basis of the information provided to it and its evaluation thereof, the Board, including the members of the Board who are not “interested persons” of the Fund, as defined in the 1940 Act, unanimously voted to approve the Interim Subadvisory Agreement and Subadvisory Agreement.

How is the Continued Retention of Epoch Expected to Affect Shareholders of the Fund?

The continued retention of Epoch under the Interim Subadvisory Agreement and Subadvisory Agreement is not expected to have any effect on shareholders of the Fund. In particular, there are no material differences between the terms of the Interim Subadvisory Agreement and Subadvisory Agreement and those of the previous subadvisory agreement, except for the dates of execution and term. No changes are proposed to the level of services that Epoch is required to provide to the Fund or the fees payable to Epoch for those services. Epoch has informed New York Life Investments that it does not anticipate any changes in the portfolio managers or the portfolio management team of the Fund as a result of the change of control of Epoch. Further, there are no changes contemplated to the Fund’s investment objective, goals or strategies.

What are the terms of the Subadvisory Agreement?

The form of the Subadvisory Agreement is included as Exhibit A to this Proxy Statement, and the description of terms in this section is qualified in its entirety by reference to Exhibit A. There are no material differences between the terms of the Subadvisory Agreement and the previous subadvisory agreement, except for the dates of execution and term.

Pursuant to the Subadvisory Agreement, Epoch will continue to serve as subadvisor to the Fund. Epoch will, on behalf of the Fund, select its investments and place all orders for purchases and sales of securities, subject to the general supervision of the Board and New York Life Investments and in accordance with the Fund’s investment objectives, policies and restrictions. New York Life Investments will continue to manage the Fund and will monitor Epoch’s investment activities to help ensure compliance with regulatory restrictions.

More specifically, Epoch will perform the following services:

•	provide a continuous investment program for the Fund, subject to the supervision of the Board and New York Life Investments, and in accordance with the Fund’s investment objectives, policies, and restrictions;
•	provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of the Fund’s assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Fund, when these transactions should be executed, and what portion of the assets of the Fund should be held in the various securities and other investments in which it may invest;
•	maintain all books and records with respect to the Fund’s securities transactions required to be maintained by the Fund under the 1940 Act and the rules thereunder;
•	deliver to New York Life Investments and the Board such periodic and special reports as New York Life Investments or the Board may reasonably request;
•	assist the Fund’s custodian and portfolio accounting agent in determining or confirming the value of any portfolio securities; and
•	provide the Fund’s custodian, on each business day, with information relating to the execution of all portfolio transactions pursuant to standing instructions.

Under the Subadvisory Agreement, Epoch will be entitled to receive the same annual fee based on the average daily net assets of the Fund, as is provided for in the previous subadvisory agreement, as follows:

0.425% on assets up to $500 million;
0.4125% on assets from $500 million to $1 billion; and
0.40% on assets in excess of $1 billion

The fee payable to Epoch under the Subadvisory Agreement shall be paid by New York Life Investments from its own assets and shall not be a separate expense of the Fund.

If approved by shareholders, the Subadvisory Agreement will become effective on or about July 1, 2013 and, unless sooner terminated, will continue for an initial term ending in two years. Thereafter, the Subadvisory Agreement will continue for successive one-year terms, provided that such continuation is specifically approved at least annually by a vote of a majority of the Trustees, or by a vote of a majority of the outstanding shares of the Fund, and, in either case, by a majority of the Independent Trustees, by vote cast in person at a meeting called for such purpose. The Subadvisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act) or the assignment or termination of the Fund’s Management Agreement, which is discussed below. The Subadvisory Agreement also may be terminated as follows: by New York Life Investments at any time without penalty, upon sixty (60) days’ written notice to Epoch and the Trust; at any time without payment of any penalty by the Trust, upon the vote of a majority of the Trust’s Board or a majority of the outstanding voting securities of the Fund, upon sixty (60) days’ written notice to New York Life Investments and Epoch; or by Epoch at any time without penalty, upon sixty (60) days’ written notice to New York Life Investments and the Trust.

In the event that the shareholders of the Fund do not approve the Subadvisory Agreement, the Interim Subadvisory Agreement with Epoch will expire after 150 days. At that time, the Board, in consultation with New York Life Investments, would consider the options available to the Fund.

The Subadvisory Agreement provides that Epoch will not be liable to New York Life Investments, the Fund, or any shareholder of the Fund for any act or omission in the course of, or connected with, its services under the Subadvisory Agreement, or for any losses that may be sustained in the purchase, holding or sale of any security, except a loss resulting from Epoch’s willful misfeasance, bad faith, or gross negligence in the performance of its duties under the Subadvisory Agreement, or reckless disregard of its obligations or duties under the Subadvisory Agreement.

What are the other business arrangements between New York Life Investments and Epoch?

In addition to continuing the subadvisory relationship between Epoch and New York Life Investments for the Fund and certain other MainStay Funds advised by New York Life Investments, Epoch and New York Life Investments contemplate continuing the relationship between the parties wherein, among other things: (i) New York Life Investments agrees to rec ommend to the Board of the MainStay Group of Funds that Epoch continue to serve as subadvisor for certain MainStay Funds, including the Fund, subject to Board approval and other conditions; (ii) Epoch agrees not to provide subadvisory services to certain competing funds; (iii) New York Life Investments has a right of first refusal to offer certain new Epoch products; and (iv) Epoch and an affiliate of New York Life Investments are party to a distribution relationship and with respect to certain separately managed account and unified managed account products.

Will the Fund bear the expenses of the Special Meeting?

All of the expenses relating to the Special Meeting, including the costs of solicitation of proxies and voting instructions, will be borne by Epoch. It is estimated that the total cost will be between $34,000 and $39,000.

CURRENT MANAGEMENT AGREEMENT

New York Life Investments serves as manager to the Fund pursuant to an Amended and Restated Management Agreement dated February 28, 2012, as amended, between New York Life Investments and the Trust, on behalf of the Fund (the “Management Agreement”). New York Life Investments has managed the Fund since its inception.

In conformity with the stated policies of the Fund and pursuant to the Management Agreement, New York Life Investments manages the investment operations of the Fund and the composition of the Fund’s portfolio, subject to the supervision of the Board. New York Life Investments provides administrative and legal services to the Fund. New York Life Investments also provides offices, conducts clerical, recordkeeping and bookkeeping services, and maintains most of the financial, legal and accounting records required to be maintained for the Fund, except those maintained by the Fund’s custodian and subadvisor.

The Management Agreement was last approved by shareholders on November 17, 1997 at a meeting called for the purpose of approving the agreement and most recently renewed by the Board at a meeting held on December 12, 2012 for the one-year period beginning on February 28, 2013. It will continue in effect from year to year only if such continuance is approved at least annually by the Board or by vote of a majority of the outstanding shares of the Fund (as defined in the 1940 Act) and, in either case, by a majority of the Independent Trustees, by vote cast in person at a meeting called for such purpose. The Management Agreement may be terminated as to the Fund at any time on 60 days’ written notice without penalty by the Trustees, by vote of a majority of the outstanding shares of the Fund, or by New York Life Investments. The Management Agreement also terminates automatically in the event of its assignment (as that term is defined in the 1940 Act).

The Management Agreement provides that New York Life Investments shall not be liable to the Trust for any error of judgment by New York Life Investments or for any loss sustained by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from New York Life Investments’ willful misfeasance, bad faith or gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the Management Agreement.

Under the Management Agreement, New York Life Investments may make the day-to-day investment decisions for the Fund or delegate any or all of its duties and responsibilities to one or more subadvisors, at its own expense. If it chooses to delegate to a subadvisor, New York Life Investments is responsible for monitoring the subadvisor’s investment activities to help ensure compliance with regulatory restrictions. Regardless of whether it employs a subadvisor, New York Life Investments continuously reviews, supervises and administers the Fund’s investment program, including monitoring for compliance with regulatory restrictions by those managing the Fund’s assets.

In consideration for its services, New York Life Investments receives an annual fee of 0.850% on assets up to $500 million; 0.825% on assets from $500 million to $1 billion and 0.800% on assets in excess of $1 billion of the average daily net assets of the Fund. From New York Life Investments’ management fee, Epoch will receive its subadvisory fee as detailed in the section above entitled “What are the terms of the Subadvisory Agreement?”

During the fiscal year ended October 31, 2012, New York Life Investments received $4,602,340 in management fees from the Fund. Epoch was compensated $2,301,264 for the fiscal year ended October 31, 2012.

INFORMATION ABOUT EPOCH AND TD BANK

Epoch is located at 399 Park Avenue, New York, New York 10022 and was incorporated in April 2004 as a Delaware corporation. As of March 31, 2013, Epoch managed approximately $27.1 billion in assets. Epoch is a wholly-owned subsidiary of Epoch Holding.

Upon the closing of the Epoch Holding Merger, Epoch Holding became a wholly-owned subsidiary of TD Bank.

TD Bank is a Canadian chartered bank. TD Bank and its subsidiaries are collectively known as “TD Bank Group.” TD Bank Group is the sixth largest bank in North America (as measured by number of branches) and serves approximately 22 million customers in four key businesses operating in a number of locations in key financial centers around the globe: Canadian Personal and Commercial Banking; Wealth and Insurance; U.S. Personal and Commercial Banking; and Wholesale Banking. TD Bank

Group also ranks among the world’s leading online financial services firms, with more than 8.5 million online customers. TD Bank Group had approximately CDN $811 billion in assets on October 31, 2012.

TD Bank's principal executive offices are located at P.O. Box 1, Toronto-Dominion Centre, King Street W. and Bay Street, Toronto, Ontario, Canada M5K 1A2 and its telephone number is (888) 751-9000.

Epoch made no trading commissions payments to affiliated broker-dealer(s) during the last fiscal year.

No officers or Trustees of the Trust are officers, employees, directors, general partners or shareholders of Epoch or TD Bank, or otherwise has any material direct or indirect interest in Epoch or TD Bank, or any person controlling, controlled by or under common control with Epoch or TD Bank. In addition, since November 1, 2012, the beginning of the Trust’s current fiscal year, no Trustee of the Trust has had, directly or indirectly, a material interest in any material transaction or material proposed transaction to which Epoch or TD Bank, any of their parents or subsidiaries or any subsidiaries of a parent of any such entities was or is to be a party.

Certain information on each executive officer of Epoch is listed below and has been provided to us by Epoch. The address of each executive officer of Epoch, unless otherwise noted, is 399 Park Avenue, New York, New York 10022.

Name	Position(s) with Epoch	Other Business
William W. Priest	Chief Executive Officer, Co-Chief Investment Officer	None
Timothy T. Taussig	President, Chief Operating Officer	None
Adam Borak	Chief Financial Officer	None
David N. Pearl	Executive Vice President, Co-Chief Investment Officer	None
David A. Barnett	Chief Compliance Officer	None

The Epoch investment team of David N. Pearl, William W. Priest and Michael A. Welhoelter is jointly and primarily responsible for the day-to-day management of the Fund. These individuals also serve as the current portfolio managers and are anticipated to continue to serve as portfolio managers under the Subadvisory Agreement. Their biographical information is set forth below:

David N. Pearl, CFA	Mr. Pearl has managed MainStay Epoch U.S. All Cap Fund since 2011. Mr. Pearl joined Epoch in 2004, where he is Executive Vice President and Co-Chief Investment Officer. Mr. Pearl received a BS in Mechanical Engineering from the University of Pennsylvania and an MBA from Stanford University Graduate School of Business.
William W. Priest, CFA	Mr. Priest has managed MainStay Epoch U.S. All Cap Fund since 2009. Mr. Priest founded Epoch Investment Partners in 2004, where he is Chief Executive Officer and Co-Chief Investment Officer. He is a CFA charterholder and a graduate of Duke University and the University of Pennsylvania’s Wharton Graduate School of Business.
Michael A. Welhoelter, CFA	Mr. Welhoelter has managed MainStay U.S. All Cap Fund since 2009. Mr. Welhoelter joined Epoch in 2005 and is a Managing Director. Mr. Welhoelter holds a BA degree in Computer and Information Science from Colgate University. He is a member of the New York Society of Security Analysts and the Society of Quantitative Analysts, and is a CFA charterholder.

Epoch acts as subadvisor with respect to the following funds that have a similar investment objective as the Fund.

Fund Name	Assets Under Management ($MM)	Subadvisory Fee Rate
MainStay Epoch Global Choice Fund	$150.18(1)	0.50%
MainStay Epoch International Small Cap Fund	$145.24(1)	0.55%
NVIT Multi-Manager Small Cap Value Fund	$424.04(1)	0.45% on assets up to $200 million; 0.40% on assets in excess of $200 million
TDAM Global All Cap Fund	Not available(2)	0.55% on asset up to $1 billion; 0.50% on assets from $1 billion to $2 billion; 0.45% on assets in excess of $2 billion
TDAM U.S. Large Cap Core Equity Fund	Not available(2)	0.50% on asset up to $1 billion; 0.45% on assets from $1 billion to $2 billion; 0.40% on assets in excess of $2 billion

(1)	As of March 31, 2013.
(2)	Launched on March 21, 2013.

BROKERAGE COMMISSIONS ON FUND TRANSACTIONS

In effecting purchases and sales of Fund securities for the account of the Fund, Epoch will seek the best execution of the Fund’s orders. In the course of achieving best execution, Epoch may place such orders with brokers and dealers, including affiliated brokers or dealers, who provide market, statistical and other research information to it. Epoch will be authorized, under certain circumstances, when placing Fund transactions for equity securities, to pay a brokerage commission (to the extent applicable) in excess of that which another broker might charge for executing the same transaction due to Epoch’s receipt of market, statistical and other research information.

BOARD RECOMMENDATION

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE “FOR” THE APPROVAL OF THE SUBADVISORY AGREEMENT.

PROPOSAL 2
APPROVAL TO AMEND FUNDAMENTAL INVESTMENT RESTRICTIONS

The 1940 Act requires all mutual funds, including the Fund, to adopt “fundamental” investment restrictions with respect to several specific types of activities, including the Fund’s ability to: (1) borrow money; (2) issue senior securities; (3) underwrite securities issued by other persons; (4) purchase or sell real estate; (5) purchase or sell commodities; (6) make loans to other persons; and (7) concentrate its investments in any particular industry or group of industries. The 1940 Act also requires the Fund to state whether it is a “diversified company” or “non-diversified company” as those terms are defined in the 1940 Act.

In addition, the 1940 Act permits the Fund to designate any of its other policies as fundamental policies, as the Fund deems necessary or desirable. Fundamental policies are those that may be modified or eliminated only with the approval of a majority of the Fund’s outstanding voting securities, as defined in the 1940 Act. In contrast, policies that are non-fundamental may be modified or eliminated by action of the Fund’s Board, without separate shareholder action.

The Board has reviewed the Fund’s current fundamental investment restrictions and has unanimously recommended that the current fundamental restrictions be amended or eliminated, as described below, in order to simplify and modernize the restrictions to reflect current law, to make the restrictions more consistent with those of other funds managed by New York Life Investment Management LLC (“Fund Complex”) and to increase the investment flexibility of the Fund. If approved by shareholders, the Proposal will take effect on or about July 1, 2013.

Why are Shareholders Being Asked to Approve Changes to the Fund’s Investment Restrictions?

As more fully discussed in each individual proposal, many of the Fund’s investment restrictions are more restrictive than the 1940 Act, the rules and regulations under the 1940 Act and applicable guidance issued by the Securities and Exchange Commission (“SEC”) and its staff otherwise require. This limits investment strategies and results in operating inefficiencies and costs. In general, the proposed changes are intended to provide the Fund with the maximum investment authority to engage in these types of activities consistent with current law and with the Fund’s investment strategies, objectives and policies, as stated in the Fund’s Prospectus and Statement of Additional Information. In so doing, these restrictions will provide the Fund with the maximum possible amount of flexibility to track any future changes in the 1940 Act and underlying interpretation and guidance without requiring the Fund to incur the additional expense and time necessary to seek shareholder approval of modified fundamental investment restriction required or permitted by such future changes in law, interpretation and guidance. Additionally, these changes will allow the Fund to have fundamental investment restrictions which are similar to many other Funds in the Fund Complex thus promoting uniformity.

Due to these and other factors, the Board recommends that shareholders approve the amendment or elimination of the Fund’s current fundamental investment restrictions as described in greater detail below.

What Effect will the Proposed Changes to the Fund’s Investment Restrictions Have on the Fund?

While this Proposal is intended, among other things, to provide New York Life Investments and the Epoch with greater flexibility in managing the Fund’s portfolio, the Fund would continue to be managed subject to the limitations imposed by the 1940 Act and the rules and interpretive guidance provided thereunder, as well as the investment strategies, objectives and policies stated in the Fund’s Prospectus and Statement of Additional Information.

Importantly, neither New York Life Investments nor Epoch presently intends to alter materially the way in which they manage the Fund. Therefore, New York Life Investments believes that the proposed changes will not, either individually or in the aggregate, materially affect the investment risk currently associated with the Fund. No material change would be made to the manner in which the Fund invests or operates without prior Board approval and an appropriate amendment to the Fund’s Prospectus and/or SAI, if necessary.

Should the Fund’s shareholders not approve a Proposal to amend or eliminate a particular fundamental investment restriction, the Fund’s current fundamental investment restriction would continue to apply unchanged.

Shareholder Approval

Shareholders of the Fund will vote on Proposals 2.A through 2.H separately. Approval of each of Proposals 2.A through 2.H with respect to the Fund requires the separate affirmative vote of the holders of a majority of the outstanding shares of the Fund, as defined in the 1940 Act. Please see the section entitled “Voting Information” for more details.

PROPOSAL 2.A — BORROWING

CURRENT FUNDAMENTAL INVESTMENT RESTRICTION:  The Fund’s current fundamental restriction regarding borrowing states:

The Fund may not borrow money or issue senior securities, except that the Fund may (i) borrow from banks or enter into reverse repurchase agreements, but only if immediately after each borrowing there is asset coverage of 300%, and (ii) issue senior securities to the extent permitted under the 1940 Act.

PROPOSED NEW FUNDAMENTAL INVESTMENT RESTRICTION:  If the proposed amendment is approved by shareholders, the Fund’s fundamental investment restriction regarding borrowing would read:

The Fund may borrow money to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Discussion of Proposed Modification

Unless further restricted, all investment companies are limited in the amount they may borrow by the 1940 Act. Currently, the 1940 Act permits a fund to borrow from banks in an amount up to 33 1/3% of the Fund’s assets, including the amount borrowed. One exception is that a fund may also issue a note evidencing a temporary loan (i.e., one that must be repaid within 60 days), as long as it does not exceed 5% of the fund’s total assets.

Borrowing tends to exaggerate the effect on a fund’s net asset value per share of any changes in the market value of the fund’s portfolio securities. In addition, any money borrowed will be subject to interest and other costs, which may exceed the gain on securities purchased with borrowed funds.

The proposed fundamental investment restriction would permit the Fund to borrow for any purpose to the full extent permitted by the 1940 Act and would enable the Fund to take advantage of future changes to the 1940 Act and the rules and interpretive guidance provided thereunder.

However, notwithstanding the above, it is not currently proposed that the Fund’s investment strategies be changed to engage in additional borrowing.

PROPOSAL 2.B — SENIOR SECURITIES

CURRENT FUNDAMENTAL INVESTMENT RESTRICTION:  The Fund’s current fundamental restriction regarding issuing senior securities is included in its current fundamental restriction regarding borrowing discussed in Proposal 2.A above.

PROPOSED NEW FUNDAMENTAL INVESTMENT RESTRICTION:  If the proposed amendment is approved by shareholders, the Fund would adopt a separate fundamental investment restriction regarding issuing senior securities, which would read:

The Fund may issue senior securities to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Discussion of Proposed Modification

As a practical matter, the proposed fundamental investment restriction is substantially similar to the current fundamental investment restriction. However, shareholders are being asked to approve the proposed fundamental investment restriction to make the language of this fundamental investment restriction consistent with those of other funds in the Fund Complex and to clarify that the Fund would be permitted to take advantage of future changes in the 1940 Act and the rules and interpretive guidance thereunder with respect to the issuance of senior securities.

PROPOSAL 2.C — UNDERWRITING SECURITIES

CURRENT FUNDAMENTAL INVESTMENT RESTRICTION:  The Fund’s current fundamental restriction regarding underwriting securities states:

The Fund may not act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the 1933 Act.

PROPOSED NEW FUNDAMENTAL INVESTMENT RESTRICTION:  If the proposed amendment is approved by shareholders, the Fund’s fundamental investment restriction regarding underwriting securities would read:

The Fund may act as an underwriter of securities within the meaning of the 1933 Act to the extent permitted under the 1933 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Discussion of Proposed Modification

Under the federal securities laws, a person or company generally is considered to be an underwriter if the person or company participates in the public distribution of securities of other issuers, which involves purchasing the securities from another issuer for investment purposes and later selling or redistributing the securities to institutional investors. Under these or other circumstances, a fund could possibly be considered to be within the technical definition of an underwriter under the federal securities laws, notwithstanding the fact that the fund does not hold itself out as being engaged in the business of underwriting. SEC staff interpretations have clarified, however, that re-sales or privately placed securities by an institutional investor, such as the Fund, do not make the institutional investor an underwriter in these circumstances. Therefore, as a practical matter, the proposed fundamental restriction with respect to underwriting securities is substantially similar to the current fundamental investment restriction. However, the proposed fundamental investment restriction would enable the Fund to take advantage of future changes in the Securities Act of 1933, as amended (“1933 Act”) and the rules and interpretive guidance provided thereunder.

Notwithstanding the above, no changes to the Fund’s investment strategy are currently contemplated that would entail activities that may cause the Fund to be deemed an “underwriter” (within the meaning of the Securities Act) of securities that would only be permitted if this Proposal is approved.

PROPOSAL 2.D — REAL ESTATE

CURRENT FUNDAMENTAL INVESTMENT RESTRICTION:  The Fund’s current fundamental restriction regarding investments in real estate states:

The Fund may not purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein);

PROPOSED NEW FUNDAMENTAL INVESTMENT RESTRICTION:  If the proposed amendment is approved by shareholders, the Fund’s fundamental investment restriction regarding investments in real estate would read:

The Fund may purchase or sell real estate or any interests therein to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Discussion of Proposed Modification

The proposed fundamental investment restriction would provide the Fund with greater flexibility with respect to investments in real estate. For example, the proposed fundamental investment restriction would permit the Fund to acquire or lease office space for its own use, in addition to holding and selling real estate acquired as a result of the ownership of securities (for example, as the holder of a bond in a company that goes bankrupt). The Fund would also continue to be able to invest in mortgage-backed securities and securities of issuers that invest in real estate interests, to the extent consistent with its other investment policies and strategies. Furthermore, the proposed new fundamental investment restriction would enable the Fund to take advantage of future changes in the 1940 Act and the rules and interpretive guidance provided thereunder. However, approval of this Proposal is not expected to materially change the way the Fund is managed.

PROPOSAL 2.E — COMMODITIES

CURRENT FUNDAMENTAL INVESTMENT RESTRICTION:  The Fund’s current fundamental restriction regarding investments in commodities states:

The Fund may not purchase or sell commodities or commodities contracts, except that, subject to restrictions described in the Prospectuses and in [this] SAI, (i) the Fund may enter into futures contracts on securities, currencies or on indexes of such securities or currencies, or any other financial instruments and options on such futures contracts; (ii) the Fund may enter into spot or forward foreign currency contracts and foreign currency options.

PROPOSED NEW FUNDAMENTAL INVESTMENT RESTRICTION:  If the proposed amendment is approved by shareholders, the Fund’s fundamental investment restriction regarding investments in commodities would read:

The Fund may not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act and other applicable laws, rules and regulations, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Discussion of Proposed Modification

As a practical matter the proposed fundamental investment restriction is substantially similar to the current fundamental investment restriction. However, the proposed fundamental investment restriction would enable the Funds to take advantage of future changes in the 1940 Act and the rules and interpretive guidance provided thereunder.

As described in the Prospectus and SAI, and as contemplated by the current fundamental investment restriction, the Fund is able to invest in certain types of financial instruments or derivatives, including, but not limited to, futures contracts. The proposed fundamental investment restriction does not limit the Fund’s ability to purchase other types of financial instruments or derivatives, certain of which may be deemed to be commodity contracts or from investing in securities or other instruments backed by physical commodities. Such investments are generally accepted under modern investment management practices and are regularly used by many funds and other institutional investors.

Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will unable to honor its contractual obligations to the Fund.

However, notwithstanding the above, it is not currently proposed that any of the Fund’s investment strategies be changed to engage in additional derivatives investments. Without such a change, the Fund would continue to be subject to the limitations currently in effect in the Fund’s Prospectus and SAI.

PROPOSAL 2.F — MAKING LOANS

CURRENT FUNDAMENTAL INVESTMENT RESTRICTION:  The Fund’s current fundamental restriction regarding making loans states:

The Fund may not lend any funds or other assets, except that the Fund may, consistent with its investment objectives and policies: (i) invest in debt obligations including bonds, debentures or other debt securities, bankers' acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans; (ii) enter into repurchase agreements; and (iii) lend its portfolio securities in accordance with applicable guidelines established by the SEC and any guidelines established by the Board.

PROPOSED NEW FUNDAMENTAL INVESTMENT RESTRICTION:  If the proposed amendment is approved by shareholders, the Fund’s fundamental investment restriction regarding making loans would read:

The Fund may make loans, to the extent permitted by the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Discussion of Proposed Modification

Currently, the Fund’s ability under applicable law, rules and guidance to lend portfolio securities is limited to one-third of the Fund’s assets, including any collateral received from the loan, provided that loans are

100% collateralized by cash or cash equivalents. The Fund’s current fundamental investment restrictions are consistent with this limitation. However, the proposed fundamental investment restriction will enable the Fund to take advantage of future changes in the 1940 Act and the rules and interpretive guidance provided thereunder.

The proposed change permits the Fund to engage in all forms of lending, including securities lending, to the extent permitted by the 1940 Act and by SEC guidance. It is not currently anticipated that the Fund would engage in forms of lending other than as described in the Fund’s Prospectus and SAI.

PROPOSAL 2.G — CONCENTRATION OF INVESTMENTS

CURRENT FUNDAMENTAL INVESTMENT RESTRICTION:  The Fund’s current fundamental restriction regarding concentration of investments states:

The Fund may not invest in a security if, as a result of such investment, 25% or more of its total assets would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (or repurchase agreements with respect thereto) and at such time that the 1940 Act is amended to permit a registered investment company to elect to be “periodically industry concentrated,” (i.e., a fund that does not concentrate its investments in a particular industry would be permitted, but not required, to invest 25% or more of its assets in a particular industry) the Fund elects to be so classified and the foregoing limitation shall no longer apply with respect to the Fund.

PROPOSED NEW FUNDAMENTAL INVESTMENT RESTRICTION:  If the proposed amendment is approved by shareholders, the Fund’s fundamental investment restriction regarding concentration of investments would read:

The Fund may not “concentrate” its investments in a particular industry or group of industries, except as permitted under the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time, provided that, without limiting the generality of the foregoing, this limitation will not apply to a Fund’s investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. government, its agencies or instrumentalities; or (iii) repurchase agreements (collateralized by the instruments described in Clause (ii)).

Discussion of Proposed Modification

The Fund currently has, and will continue to have, a fundamental investment restriction that specifies whether the Fund may concentrate its investments in any one industry. While the 1940 Act does not define what constitutes “concentration” in an industry, the SEC staff has taken the position that investment of more than 25% of a fund’s total assets in one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities) normally constitutes concentration. The Fund’s current fundamental restrictions are consistent with this interpretation. The proposed fundamental investment restriction allows the Fund the flexibility to take advantage of any future changes in the 1940 Act and the rules and interpretive guidance provided thereunder.

PROPOSAL 2.H — DIVERSIFICATION

CURRENT FUNDAMENTAL INVESTMENT RESTRICTION:  The Fund currently has two fundamental investment restrictions regarding diversification. These restrictions state:

The Fund may not invest in a security if, with respect to 75% of its total assets, more than 5% of its total assets would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

-and-

The Fund may not invest in a security if, with respect to 75% of its total assets, it would hold more than 10% of the outstanding voting securities of any one issuer, except that this restriction does not apply to U.S. government securities.

PROPOSED NEW FUNDAMENTAL INVESTMENT RESTRICTION:  If the proposed amendment is approved by shareholders, the Fund’s sub-classification as a diversified Fund would read:

The Fund shall be a “diversified company” as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Discussion of Proposed Modification

Section 8(b) of the 1940 Act requires each series of an investment company to state whether it is “diversified” or “non-diversified,” as those terms are defined in the 1940 Act. As the term “diversified” is used in the 1940 Act, and as reflected in the Fund’s current fundamental investment restrictions, a diversified fund may not, with respect to 75% of its total assets, (1) invest more than 5% of its total assets in the securities of one issuer, or (2) hold more than 10% of the outstanding securities of such issuer (the “75% test”). Under the 1940 Act, a “non-diversified” fund is any fund that is not considered diversified and is not, therefore, constrained by the 75% test.

No change is being proposed to the Fund’s designation as a diversified fund. Instead, the proposed change would modify the Fund’s fundamental investment restriction regarding the Fund’s sub-classification under the 1940 Act to rely on the definitions of the terms diversified and non-diversified in the 1940 Act rather than stating the relevant percentage limitations expressed under current law. Therefore, the proposed fundamental investment restriction will enable the Fund to take advantage of future changes in the 1940 Act and the rules and interpretive guidance provided thereunder.

It is not anticipated that this change would have any effect on the operations of the Fund. The Fund would remain subject to the same limitations on its investments under the definition of “diversified” as embodied in the Fund’s current fundamental policies, as well as to any additional restrictions on concentration under the 1940 Act (as discussed in Proposal 2.G) or other investment restrictions of the Fund. In addition, the Fund will remain subject to the relevant diversification provisions of the Internal Revenue Code of 1986, as amended, which currently requires that at the end of each quarter of the Fund’s taxable year, with respect to 50% of the value of the Fund’s total assets, the Fund has invested no more than 5% of its total assets in any one issuer and holds no more than 10% of such issuer’s outstanding voting securities.

* * *

BOARD RECOMMENDATION

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES,
UNANIMOUSLY RECOMMENDS THAT
SHAREHOLDERS APPROVE PROPOSALS 2.A THROUGH 2.H.

PROPOSAL 3
APPROVAL TO ENTER INTO AND MATERIALLY AMEND
AGREEMENTS WITH CERTAIN SUBADVISORS
ON BEHALF OF THE FUND WITHOUT
OBTAINING SHAREHOLDER APPROVAL

The Board unanimously recommends that you approve a proposal to permit the Trust and New York Life Investments, in its capacity as the Manager to the Fund, subject to Board oversight, to enter into, and materially amend, subadvisory agreements with certain unaffiliated subadvisors (the “Subadvisors”) retained by New York Life Investments and the Trust to manage the Fund without obtaining shareholder approval, if the Board concludes that such arrangements would be in the best interests of the shareholders of the Funds. Such an advisory structure is referred to as a “manager-of-managers” arrangement. Many of the funds in the Fund Complex operate under this advisory structure.

Currently, the 1940 Act precludes such an arrangement without receiving exemptive relief from the SEC. The Trust and New York Life Investments have received such exemptive relief from the SEC (the “Order”), which conditions reliance on the relief upon, among other things, the approval of this Proposal by shareholders.

Under this Proposal, approval by the Board, including a majority of the Independent Trustees, will continue to be required before the Fund may enter into any new subadvisory agreements. However, if shareholders approve this Proposal, a shareholder vote will no longer be required to approve certain subadvisory agreements or material changes to them, thereby limiting somewhat the shareholders’ control over the Fund’s operations, but permitting the Fund to operate more efficiently and cost-effectively.

If approved by shareholders, the Proposal will take effect on or about July 1, 2013.

How Would a “Manager-of-Managers” Arrangement Benefit the Fund and the Shareholders?

The Board believes that it is in the best interests of the Fund and its shareholders to provide New York Life Investments and the Board with increased flexibility to recommend changes in certain Subadvisors and to change Subadvisors without incurring the significant delay and expense associated with obtaining prior shareholder approval. The Board believes that a manager-of-managers arrangement will permit the Fund to operate more efficiently and cost-effectively. Currently, the Trust must call and hold a shareholder meeting of an affected Fund before it appoints a new subadvisor or materially amends a subadvisory agreement. Each time a shareholder meeting is called, the Trust must create and distribute proxy materials and solicit proxy votes from the Fund’s shareholders. This process is time-consuming and costly, and such costs are generally borne by the Fund, thereby reducing shareholders’ investment returns.

As the Manager to the Fund, New York Life Investments currently monitors the performance of its Subadvisor. Also, New York Life Investments is currently responsible for recommending to the Board whether a subadvisory agreement should be entered into or terminated with respect to the Fund. In determining whether to recommend to the Board the termination of a subadvisory agreement, New York Life Investments considers several factors, including the Subadvisor’s performance record while managing the Fund. When a shareholder invests in the Fund, he or she effectively hires New York Life Investments to manage the assets of the Fund, either directly or via a subadvisor under New York Life Investments’ supervision. Therefore, the Board believes that shareholders already expect that New York Life Investments and the Board will take responsibility for overseeing any Subadvisors engaged for the Fund and for recommending whether a particular subadvisor should be hired, terminated, or replaced. Considering the contractual arrangements under which the Fund has engaged New York Life Investments as the Manager and New York Life Investments’ experience in overseeing and recommending Subadvisors, the Board believes it would be appropriate to allow New York Life Investments to recommend, monitor, and evaluate Subadvisors directly, subject to the Board’s oversight. This approach would avoid the considerable costs and significant delays associated with seeking shareholder approval for any material modification of existing subadvisory agreements or the creation of new ones. Further, such an approach would be consistent with shareholders’ current expectations that New York Life Investments will use its experience and expertise to recommend qualified candidates to serve as Subadvisors.

If shareholders approve this Proposal, the Board would continue to oversee the selection and engagement of Subadvisors. Further, the Board would continue to evaluate and consider for approval all new subadvisory agreements and all amendments to existing agreements. Finally, under the 1940 Act and the terms of the individual subadvisory agreements, the Board would continue to be required to review and consider each of the subadvisory agreements for renewal annually, after the expiration of an initial two-year term. Prior to entering into, renewing, or amending a subadvisory agreement, New York Life Investments and the relevant subadvisor have a legal duty to furnish the Board with such information as may reasonably be necessary to evaluate the terms of the agreement.

Finally, many of the other Funds in the Fund Complex are currently permitted to operate under the Order. As a result, if shareholders approve this Proposal, the Fund would be able to operate in the same manner as these other Funds in the Fund Complex.

If shareholders do not approve this Proposal, the Trust will continue to be required to solicit shareholder approval to appoint a new subadvisor or to materially amend a subadvisory agreement with respect to the Fund.

What Effect Would This Proposal have on the Advisory Fees Paid by the Fund to New York Life Investments or the Quality of Advisory Service the Fund Receives?

This Proposal would not affect the amount of management fees paid by the Fund to New York Life Investments. When entering into and amending subadvisory agreements, New York Life Investments has negotiated and will continue to negotiate fees paid to a subadvisor for their services. Also, if this Proposal is approved, New York Life Investments shall continue to pay subadvisor fees from its own assets. The fees paid to New York Life Investments by the Fund are considered by the Board in approving and renewing the advisory and subadvisory agreements. Further, whether or not shareholders approve this Proposal, New York Life Investments will continue to be required to provide the same level of management and administrative services to the Fund as it currently provides, in accordance with the Fund’s Management Agreement and other agreements.

What are the Terms of the Order?

The Order grants the Trust and New York Life Investments an exemption from the provisions of Section 15(a) of the 1940 Act and Rule 18f-2 thereunder to the extent necessary to permit New York Life Investments and the Trust, on behalf of the Fund, to (a) engage new or additional unaffiliated subadvisors; (b) enter into and modify existing subadvisory agreements with unaffiliated subadvisors; (c) terminate subadvisors; and (d) replace subadvisors with unaffiliated subadvisors without the approval of shareholders.

Under the terms of the Order, the Trust and New York Life Investments would continue to be subject to several conditions imposed by the SEC if shareholders approve this Proposal. For example, within 90 days of a change to the Fund’s subadvisor or subadvisory agreement, the Trust would be required to provide the Fund’s shareholders with an information statement containing information about Epoch and the Subadvisory

Agreement, similar to that which would have been provided in a proxy statement seeking shareholder approval of such an arrangement or change thereto. The Trust also would be required to comply with certain Fund governance requirements.

The Order also provides relief from certain regulatory requirements to permit the disclosure by the Fund of aggregated, as opposed to individual, information about the fees paid to certain Subadvisors. Another condition of note in the Order is that shareholder approval would be required of any subadvisory agreement with subadvisor that is an “affiliated person,” as that term is defined in Section 2(a)(3) of the 1940 Act, of the Funds or of New York Life Investments. However, the Fund and New York Life Investments may seek SEC exemptive relief from this requirement in the future (or rely on relief obtained by an affiliate or on any further SEC rule adopted in the future), which would permit New York Life Investments and the Fund to enter into or to materially amend, subadvisory agreements with affiliated Subadvisors without obtaining shareholder approval. By approving this Proposal, shareholders are also approving the application of the manager-of-managers arrangement to any affiliated subadvisor of New York Life Investments, subject to New York Life Investments and the Fund obtaining the necessary regulatory relief or any changes to applicable law or regulations.

Epoch, which is not an affiliated person of New York Life Investments, currently provides subadvisory services to the Fund.

Shareholder Approval

Approval of this Proposal requires the affirmative vote of the holders of a majority of the outstanding shares of the Fund, as defined in the 1940 Act. Please see the section entitled “Voting Information” for more details.

BOARD RECOMMENDATION

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES,
UNANIMOUSLY RECOMMENDS THAT
SHAREHOLDERS APPROVE THIS PROPOSAL.

VOTING INFORMATION

This Proxy Statement, along with a Notice of the Special Meeting and a proxy card, is first being mailed to shareholders of the Fund on or about May 1, 2013. Only shareholders of record as of the close of business on the Record Date, April 3, 2013, will be entitled to notice of, and to vote at, the Special Meeting.

A proxy may be revoked at any time on or before the Special Meeting by written notice to the Secretary of the Trust at the address on the cover of this Proxy Statement or by attending and voting at the Special Meeting. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of the Proposal.

Voting of Proxies.  If you attend the Special Meeting you may vote in person. If you do not plan to attend the Special Meeting, please cast your vote by completing, signing, and returning the enclosed proxy card by mail in the envelope provided. If the enclosed form of proxy card is properly executed and returned in time to be voted at the Special Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon.

You may also authorize your proxy on the Internet or by touch-tone telephone. These options require you to input a control number, which is located on each proxy card. After inputting the control number, you will be prompted to authorize your proxy on the Proposal. You will have an opportunity to review your authorization and make any necessary changes before submitting your authorization and terminating your telephone call or Internet connection.

Timely and properly completed and submitted proxies will be voted as instructed by shareholders. A shareholder who executes and returns a proxy may revoke the proxy at any time prior to the date the proxy is to be exercised by: (1) delivering to the Secretary of the Trust written notice of the revocation; (2) delivering to the Secretary of the Trust a proxy with a later date; or (3) voting in person at the Special Meeting.

In the event a shareholder signs and returns the proxy but does not indicate his or her vote as to the Proposal, such proxy will be voted “FOR” the Proposal and in the discretion of the proxy holder with regard to any other proposal brought before the Special Meeting.

Quorum Requirements.  A quorum of shareholders is necessary to hold a valid meeting and to consider the Proposals. The presence in person or by proxy of the holders of thirty-three and one-third percent (33- 1/3%) of the outstanding shares of the Fund on the Record Date shall constitute a quorum. The following chart reflects the total number of shares outstanding as of the Record Date for each class of the Fund:

Number of Shares Outstanding

	Investor Class	Class A	Class B	Class C	Class I
MainStay Epoch U.S. All Cap Fund	400,644.497	557,218.161	246,468.668	133,487.175	17,782,666.841

Votes Necessary to Approve the Proposal.  Approval of each Proposal will require the affirmative vote of the holders of a “majority of the outstanding voting securities” of the Fund, which is defined in the 1940 Act as the lesser of: (1) 67% of the voting securities of the Fund present at the meeting, if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding voting securities of the Fund.

Effect of Abstentions and Broker “Non-Votes.”  The Fund expects that, before the Special Meeting, broker-dealer firms holding shares of the Fund in “street name” for their customers will request voting instructions from their customers and beneficial owners. If a shareholder abstains from voting as to any matter, or if a broker returns a “non-vote” proxy indicating a lack of authority to vote on a matter, then the shares represented by such abstention or broker non-vote will be considered to be present at the Special Meeting for purposes of determining the existence of a quorum. Abstentions and broker non-votes will not, however, be counted as votes “FOR” the Proposal. Therefore, abstentions and broker non-votes will have the effect of a “NO” vote with respect to the Proposal.

Adjournments.  If a quorum is not present at the Special Meeting or if a quorum is present but sufficient votes to approve the Proposal have not been received at the time of the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of votes. The persons named as proxies will vote in favor of such adjournments in their discretion.

Payment of Solicitation Expenses.  The cost of the Special Meeting, including costs of solicitation of proxies and voting instructions, will be borne by Epoch, and are estimated to be between $34,000 and $39,000. New York Life Investments, on behalf of the Fund, has retained Okapi Partners LLC to provide proxy solicitation services in connection with the Special Meeting. Proxies will be solicited via regular mail and also may be solicited via telephone, e-mail or other personal contact by personnel of New York Life Investments, the Fund, their respective affiliates, or, in New York Life Investments’ discretion, a commercial firm retained for this purpose.

Other Matters to Come Before the Special Meeting.  The Fund does not know of any matters to be presented at the Special Meeting other than those described in this Proxy Statement. If any other matters come before the Special Meeting, including any proposal to adjourn the Special Meeting to permit the continued solicitation of proxies in favor of the Proposal, it is the intention of the Fund that proxies not containing specific restrictions to the contrary will be voted as described above under “Adjournments” with respect to proposals to adjourn the Special Meeting to solicit additional proxies in favor of the Proposal and in the discretion of the proxy holder on any other matters.

Future Shareholder Proposals.  A shareholder may request inclusion of certain proposals for action in the Trust’s proxy statement and on the Trust’s proxy card for shareholder meetings which the shareholder intends to introduce at such meeting. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting should send their written proposals to the Trust at 51 Madison Avenue, New York, New York 10010. Any shareholder proposals must be presented within a reasonable time before the proxy materials for the next meeting are sent to shareholders in order to be considered for inclusion in the proxy materials. The timely submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the federal securities laws. The Trust is not required to hold regular meetings of shareholders, and in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy, or unless otherwise deemed advisable by the Board or the Trust’s management.

Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders.

OTHER INFORMATION

Form of Organization.  The Fund is a diversified series of MainStay Funds Trust, an open-end management investment company, organized as a Delaware statutory trust. The Fund is governed by a Board of Trustees consisting of eight members, seven of which are not “interested persons” as defined in the 1940 Act. For more information on the history of the Fund, please see the Fund’s SAI.

Manager and Administrator.  New York Life Investments, 51 Madison Avenue, New York, New York 10010, a limited liability company organized under the laws of Delaware, serves as the manager to the Fund. In this capacity, New York Life Investments is responsible for providing investment advisory and administrative services to the Fund. New York Life

Investments commenced operations in April 2000, and is an independently-managed, wholly-owned indirect subsidiary of New York Life Insurance Company, 51 Madison Avenue, New York, New York 10010. As of February 28, 2013, New York Life Investments and its affiliates managed approximately $375 billion in assets.

Distributor.  NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, a limited liability company organized under the laws of Delaware, serves as the Company’s distributor and principal underwriter (the “Distributor”) pursuant to an Amended and Restated Master Distribution Agreement, dated October 1, 2010. The Amended and Restated Master Distribution Agreement provides that the Distributor will use its best efforts to distribute the Fund’s shares. The Distributor is a wholly-owned subsidiary of New York Life Investments.

Custodian.  Pursuant to an agreement with New York Life Investments, State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111-2900, serves as the Custodian for the Fund’s assets. State Street also provides sub-administration and sub-accounting services for the Fund. These services include calculating the Fund’s daily net asset value, maintaining general ledger and sub-ledger accounts for the calculation of the Fund’s net asset value, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these non-custody services to the Fund, State Street is compensated by New York Life Investments. Custodian fees and expenses are paid by the Fund.

Independent Registered Public Accounting Firm.  KPMG LLP, 1601 Market Street, Philadelphia, Pennsylvania 19103-2499, serves as the Fund’s independent registered public accounting firm. KPMG LLP is responsible for auditing the annual financial statements of the Fund. Representatives of KPMG LLP are not expected to be present at the Special Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

Shareholder Reports.  The Fund will furnish, without charge, upon request, a printed version of the most recent annual and semiannual reports to shareholders of the Fund. Such requests may be directed to the Fund by contacting the Distributor of the Fund’s shares by writing NYLIFE Distributors LLC, Attn: MainStay Funds, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, or by calling toll-free 800-MAINSTAY (624-6782) or by visiting mainstayinvestments.com.

Information Requirements.  The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and certain other federal securities statutes, and files reports and other information with the SEC. Proxy materials, reports and other information filed by the Fund can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549. The SEC maintains an Internet website (at http://www.sec.gov), which contains other information about the Fund.

Security Ownership of Management and Principal Holders.  As of the Record Date, the current officers and Trustees of the Trust, in the aggregate, beneficially owned less than 1% of any class of shares of the Fund. A list of the 5% shareholders of the Fund as of the Record Date is provided in Exhibit B.

As of the Fund’s last fiscal year end, none of the Trustees purchased or sold securities of Epoch or its parents or subsidiaries.

Vote of Fund Shares by New York Life Investments or Affiliates.  The MainStay Asset Allocation Funds and the MainStay Target Date Funds, which are series of the Trust, a registered investment company, and are managed by New York Life Investments, may receive this proxy statement as shareholders of the Fund. In that event, New York Life Investments and/or its affiliates have the discretion to vote some or all of the Fund shares on this Proposal in accordance with the recommendations of an independent service provider or vote the shares in the same proportion as the other shareholders of the Fund. The Fund has been advised by New York Life Investments that these shares will be voted pursuant to established policies and procedures designed to address potential conflicts of interest.

“Householding” of Proxy Statements.  The Fund may furnish only one copy of this proxy statement to a household, even if more than one shareholder resides in the household, unless the Fund has received contrary instructions from one or more of the household’s shareholders. If you are a shareholder and would like additional copies of this proxy statement, please contact the Distributor by writing NYLIFE Distributors LLC, Attn: MainStay Funds, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, or by calling toll-free 800-MAINSTAY (624-6782). If in the future you do not want the mailing of your proxy statement to be combined with other members of your household, or if the Fund has furnished multiple proxy statements to your household and you would like the Fund to furnish only one statement to your household in the future, please inform the Distributor in writing or via telephone at the address or telephone number listed above.

EXHIBIT A

FORM OF

THE MAINSTAY FUNDS,
MAINSTAY FUNDS TRUST
MAINSTAY VP FUNDS TRUST

SUBADVISORY AGREEMENT

This Subadvisory Agreement, made as of the [__] day of [______], 2013 (the “Agreement”), between New York Life Investment Management LLC, a Delaware limited liability company (the “Manager”) and Epoch Investment Partners, Inc., a Delaware corporation (the “Subadvisor”).

WHEREAS, The MainStay Funds, MainStay Funds Trust, and MainStay VP Funds Trust (each a “Registrant” and collectively, the “Registrants”), each are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company; and

WHEREAS, each Registrant is authorized to issue separate series, each of which may offer a separate class of shares of beneficial interest, each series having its own investment objective or objectives, policies and limitations; and

WHEREAS, each Registrant currently offers shares in multiple series, may offer shares of additional series in the future, and intends to offer shares of additional series in the future; and

WHEREAS, the Manager entered into a Management Agreement with each Registrants, on behalf of its separate series (the “Management Agreement”); and

WHEREAS, under the Management Agreement, the Manager has agreed to provide certain investment advisory and related administrative services to the each Registrant; and

WHEREAS, the Manager and the Subadvisor entered into a Subadvisory Agreement dated June 29, 2009, as amended; and an Amended and Restated Subadvisory Agreement dated April 29, 2011, as amended (“Previous Subadvisory Agreement”); and

WHEREAS, the Management Agreement permits the Manager to delegate certain of its investment advisory duties under the Management Agreement to one or more subadvisors; and

WHEREAS, in connection with a change of control of the Subadvisor, the Previous Subadvisory Agreement automatically terminated; and

WHEREAS, the Manager wishes to retain the Subadvisor to furnish certain investment advisory services to one or more of the series of each Registrant and manage such portion of each Registrant as the Manager shall from time to time direct, and the Subadvisor is willing to furnish such services;

NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Manager and the Subadvisor as follows:

1.   Appointment. The Manager hereby appoints Epoch Investment Partners, Inc. to act as Subadvisor to the series of each Registrant designated on Schedule A of this Agreement (each a “Series”) with respect to the assets of such Series, or a portion of the assets designated by the Manager, in the case of the MainStay Income Builder Fund and MainStay VP Income Builder Portfolio, (collectively, the “Allocated Assets”), subject to such written instructions to the Subadvisor, including a redesignation of Allocated Assets and supervision as the Manager may from time to time furnish for the periods and on the terms set forth in this Agreement. The Subadvisor accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

In the event that any Registrant designates one or more series other than the Series with respect to which the Manager wishes to retain the Subadvisor to render investment advisory services hereunder, it shall notify the Subadvisor in writing. If the Subadvisor is willing to render such services, it shall notify the Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement, and Schedule a shall be revised accordingly.

2.   Portfolio Management Duties. Subject to the supervision of each Registrant’s Board of Trustees (“Board”) and the Manager, the Subadvisor will provide a continuous investment program for the Series’ Allocated Assets and determine the composition of the assets of the Series’ Allocated Assets, including determination of the purchase, retention or sale of the securities, cash and other investments contained in the portfolio. The Subadvisor will conduct investment research and conduct a continuous program of evaluation, investment, sales and reinvestment of the Series’ Allocated Assets by determining the securities and other investments that shall be purchased, entered into, sold, closed or exchanged for the Series, when these transactions should be executed, and what portion of the Allocated Assets of the Series should be held in the various securities and other investments in which it may invest, and the Subadvisor is hereby authorized to execute and perform such services on behalf of the Series. The Subadvisor will provide the services under this Agreement in accordance with the Series’ investment objective or objectives, policies and restrictions as stated in each Registrant’s Registration Statement filed with the Securities and Exchange Commission (the “SEC”), as amended, copies of which shall be delivered to the Subadvisor by the Manager. The Subadvisor further agrees as follows:

(a)   The Subadvisor understands that the Allocated Assets of the Series need to be managed so as to permit the Series to qualify or continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (“Code”), and will coordinate efforts with the Manager to achieve that objective.

(b)   The Subadvisor will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, any applicable procedures adopted by each Registrant’s Board of which a copy has been delivered to the Subadvisor, and the provisions of the Registration Statement of each Registrant under the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act, as supplemented or amended, copies of which shall be delivered to the Subadvisor by the Manager.

(c)   On occasions when the Subadvisor deems the purchase or sale of a security to be in the best interest of the Series as well as of other investment advisory clients of the Subadvisor or any of its affiliates, the Subadvisor may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadvisor in a manner that, over time, is fair and equitable in the judgment of the Subadvisor in the exercise of its fiduciary obligations to each Registrant and to such other clients, subject to review by the Manager and the Board. The Manager recognizes that in some cases this procedure may adversely affect the results obtained for the Registrant.

(d)   In connection with the purchase and sale of securities for the Series, the Subadvisor will arrange for the transmission to the custodian and portfolio accounting agent for the Series, on a daily basis, such confirmation, trade tickets and other documents and information, including, but not limited to, CUSIP, Sedol or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform their administrative and recordkeeping responsibilities with respect to the Series. With respect to portfolio securities to be purchased or sold through the Depository Clearing Corporation, the Subadvisor will arrange for the automatic transmission of the confirmation of such trades to the Registrant’s custodian and portfolio accounting agent.

(e)   The Subadvisor will assist the custodian and portfolio accounting agent in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for each Registrant, the value of any portfolio securities or other Allocated Assets of the Series for which the custodian and portfolio accounting agent seek assistance from, or which they identify for review by, the Subadvisor.

(f)   The Subadvisor will make available to each Registrant and the Manager, promptly upon request, all of the Series’ investment records and ledgers maintained by the Subadvisor (which shall not include the records and ledgers maintained by the relevant custodian or portfolio accounting agent, as are necessary to assist the applicable Registrant and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”), as well as other applicable laws. The Subadvisor will furnish to regulatory agencies having the requisite authority any information or reports in connection with such services that may be requested in order to ascertain whether the operations of the Registrant are being conducted in a manner consistent with applicable laws and regulations.

(g)   The Subadvisor will provide reports to each Registrant’s Board, for consideration at meetings of the Board, on the investment program for the Series and the issuers and securities represented in the Series’ Allocated Assets, and will furnish each Registrant’s Board with respect to the Series such periodic and special reports as each Registrant and the Manager may reasonably request.

(h)   In rendering the services required under this Agreement, the Subadvisor may, from time to time, employ or associate with itself such entity, entities, person or persons as it believes necessary to assist it in carrying out its obligations under this Agreement. The Subadvisor may not, however, retain as subadvisor any company that would be an “investment adviser” as that term is defined in the 1940 Act, to the Series unless the contract with such company is approved by a majority of the applicable Registrant’s Board and by a majority of the applicable Registrant’s who are not parties to any agreement or contract with such company and who are not “interested persons”

as defined in the 1940 Act, of the Registrant, the Manager, the Subadvisor or any such company that is retained as subadvisor, and also is approved by the vote of a majority of the outstanding voting securities of the applicable Series to the extent required by the 1940 Act. The Subadvisor shall be responsible for making reasonable inquiries and for reasonably ensuring that any employee of the Subadvisor, any subadvisor that the Subadvisor has employed or with which it has associated with respect to the Series, or any employee thereof has not, to the best of the Subadvisor’s knowledge, in any material connection with the handling of a Registrant’s assets:

(i)   been convicted, within the last ten (10) years, of any felony or misdemeanor arising out of conduct involving embezzlement, fraudulent conversion or misappropriation of funds or securities, involving violations of Sections 1341, 1342, or 1343 of Title 18, United States Code, or involving the purchase or sale of any security; or

(ii)   been found by any state regulatory authority, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of any state insurance law involving fraud, deceit or knowing misrepresentation; or

(iii)   been found by any federal or state regulatory authorities, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of federal or state securities laws involving fraud, deceit or knowing misrepresentation.

(i)   The Subadvisor is authorized to retain legal counsel and financial advisors and to negotiate and execute documentation relating to investments in the Allocated Assets or Series, at the expense of the Allocated Assets or Series. Such documentation may relate to investments to be made or sold, currently held or previously held. The authority shall include, without limitation: (i) documentation relating to private placements and bank debt; (ii) waivers, consents, amendments or other modifications relating to investments; and (iii) purchase agreements, sales agreements, commitment letters, pricing letters, registration rights agreements, indemnities and contributions, escrow agreements and other investment related agreements. Manager represents that the Allocated Assets or Series can settle such private placements.

3.   Compensation. For the services provided and the expenses assumed pursuant to this Agreement, the Manager shall pay the Subadvisor as compensation therefor, a fee equal to the percentage of the

Allocated Assets constituting the respective Series’ average daily net assets as described in the attached Schedule A. Liability for payment of compensation by the Manager to the Subadvisor under this Agreement is contingent upon the Manager’s receipt of payment from the applicable Registrant for management services described under the Management Agreement. Expense caps or fee waivers for the Series that may be agreed to by the Manager, but not agreed to in writing by the Subadvisor, shall not cause a reduction in the amount of the payment to the Subadvisor.

4.   Broker-Dealer Selection. The Subadvisor is responsible for decisions to buy and sell securities and other investments for the Series’ Allocated Assets, for broker-dealer selection and for negotiation of brokerage commission rates. The Subadvisor’s primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the Prospectus and/or Statement of Additional Information for each Registrant, which include the following: price (including the applicable brokerage commission or dollar spread); the size of the order; the nature of the market for the security; the timing of the transaction; the reputation, experience and financial stability of the broker-dealer involved; the quality of the service; the difficulty of execution, and the execution capabilities and operational facilities of the firm involved; and the firm’s risk in positioning a block of securities. Accordingly, the price to the Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Subadvisor in the exercise of its fiduciary obligations to each Registrant, by other aspects of the portfolio execution services offered. Subject to such policies as the Board may determine, and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, and the rules and interpretations of the SEC thereunder, the Subadvisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Subadvisor or its affiliate determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Subadvisor’s or its affiliate’s overall responsibilities with respect to the Series and to their other clients as to which they exercise investment discretion. To the extent consistent with these standards and each Registrant’s Procedures for Securities Transactions with Affiliated Brokers pursuant to Rule 17e-1, the Subadvisor is further authorized to allocate the orders placed by it on behalf of the Series to the

(i) Subadvisor if it is registered as a broker-dealer with the SEC, (ii) its affiliated broker-dealer, or (iii) such brokers and dealers who also provide research, statistical material or other services to the Series, the Subadvisor or an affiliate of the Subadvisor. Such allocation shall be in such amounts and proportions as the Subadvisor shall determine consistent with the above standards and the Subadvisor will report on said allocation regularly to the Board, indicating the broker-dealers to which such allocations have been made and the basis therefor.

5.   Disclosure about Subadvisor. The Subadvisor has reviewed the post-effective amendment to the Registration Statement for each Registrant filed with the SEC that contains disclosure about the Subadvisor and represents and warrants that, with respect to the disclosure about the Subadvisor or information relating directly or indirectly to the Subadvisor, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Subadvisor further represents and warrants that it is a duly registered investment adviser under the Advisers Act and has notice filed in all states in which the Subadvisor is required to make such filings.

6.    Expenses. During the term of this Agreement, the Subadvisor will pay all expenses incurred by it and its staff for their activities in connection with its portfolio management duties under this Agreement. The Manager or each Registrant shall be responsible for all the expenses of that Registrant’s operations, including, but not limited to:

(a)   the fees and expenses of Trustees who are not interested persons of the Manager or of the Registrant;

(b)   the fees and expenses of each Series which relate to: (i) the custodial function and recordkeeping connected therewith; (ii) the maintenance of the required accounting records of the Series not being maintained by the Manager; (iii) the pricing of the Series’ shares, including the cost of any pricing service or services that may be retained pursuant to the authorization of that Registrant’s Trustees; and (iv) for both mail and wire orders, the cashiering function in connection with the issuance and redemption of the Series’ shares;

(c)   the fees and expenses of the Registrant’s transfer and dividend disbursing agent, that may be the custodian, which relate to the maintenance of each shareholder account;

(d)   the charges and expenses of legal counsel and independent accountants for the Registrant;

(e)   brokers’ commissions and any issue or transfer taxes chargeable to the Registrant in connection with its securities transactions on behalf of the Series;

(f)   all taxes and business fees payable by the Registrant or the Series to federal, state or other governmental agencies;

(g)   the fees of any trade association of which the Registrant may be a member;

(h)   the cost of share certificates representing the Series’ shares;

(i)   the fees and expenses involved in registering and maintaining registrations of the Registrant and of its Series with the SEC, registering the Registrant as a broker or dealer and qualifying its shares under state securities laws, including the preparation and printing of the Registrant’s registration statements and prospectuses for filing under federal and state securities laws for such purposes;

(j)   allocable communications expenses with respect to investor services and all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing reports to shareholders in the amount necessary for distribution to the shareholders;

(k)   litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Registrant’s business; and

(l)   any expenses assumed by the Series pursuant to a Plan of Distribution adopted in conformity with Rule 12b-1 under the 1940 Act.

7.   Compliance.

(a)   The Subadvisor agrees to assist the Manager and each Registrant in complying with the Registrant’s obligations under Rule 38a-1 under the 1940 Act, including but not limited to: (i) periodically providing the Registrant’s Chief Compliance Officer with requested information about and independent third-party reports (if available) in connection with the Subadvisor’s compliance program adopted pursuant to Rule 206(4)-7 under the Advisers Act (“Subadvisor’s Compliance Program”); (ii) reporting any material deficiencies in the Subadvisor’s Compliance Program to the Registrant’s Chief Compliance Officer within a reasonable time following the Subadvisor becoming aware of such deficiency; and (iii) reporting any material changes to the Subadvisor’s Compliance Program to the Registrant’s Chief Compliance Officer within a reasonable time. The Subadvisor understands that the Board is required to approve the Subadvisor’s Compliance Program on at least an annual basis, and acknowledges that this Agreement is conditioned upon the Board’ approval of the Subadvisor’s Compliance Program.

(b)   The Subadvisor agrees that it shall immediately notify the Manager and the Registrant’s Chief Compliance Officer: (i) in the event that the SEC has censured the Subadvisor, placed limitations upon its activities, functions or operations, suspended or revoked its registration as an investment adviser or commenced proceedings or an investigation that may result in any of these actions; or (ii) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Subadvisor further agrees to notify the Manager immediately of any material fact known to the Subadvisor about the Subadvisor that is not contained in the Registration Statement or prospectus for the Registrant, or any amendment or supplement thereto, or upon the Subadvisor becoming aware of any statement contained therein about the Subadvisor that becomes untrue in any material respect.

(c)   The Manager agrees that it shall immediately notify the Subadvisor: (i) in the event that the SEC has censured the Manager or a Registrant, placed limitations upon either of their activities, functions or operations, suspended or revoked the Manager’s registration as an investment adviser or commenced proceedings or an investigation that may result in any of these actions; or (ii) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

8.   Documents. The Manager has delivered to the Subadvisor copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

(a)   Declaration of Trust of each Registrant, as amended from time to time, as filed with the Secretary of the State of Delaware and the Commonwealth of Massachusetts, as applicable (such Declarations of Trust, as in effect on the date hereof and as amended from time to time, are herein called the “Declarations of Trust”);

(b)   By-Laws of each Registrant, as amended from time to time (such By-Laws, as in effect on the date hereof and as amended from time to time, are herein called the “By-Laws”);

(c)   Certified Resolutions of each Registrant’s Trustees authorizing the appointment of the Subadvisor and approving the form of this Agreement;

(d)   Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-lA, as filed with the SEC relating to the Series and the Series’ shares, and all amendments thereto;

(e)   Notification of Registration of each registrant under the 1940 Act on Form N-8A, as filed with the SEC, and all amendments thereto; and

9.    Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadvisor hereby agrees that all records that it maintains for the Series are the property of the applicable Registrant and further agrees to surrender promptly to the applicable Registrant any of such records upon the applicable Registrant’s or the Manager’s request; provided, however, that the Subadvisor may, at its own expense, make and retain a copy of such records. The Subadvisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified in the Rule.

10.    Cooperation. Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or any Registrant.

11.    Representations Respecting Subadvisor. The Manager and each Registrant agree that neither that Registrant, the Manager, nor affiliated persons of that Registrant or the Manager shall, except with the prior permission of the Subadvisor, give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Subadvisor or the Series other than the information or representations contained in the Registration Statement, Prospectus or Statement of Additional Information for each Registrant’s shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for each Registrant, or in sales literature or other promotional material approved in advance by the Subadvisor. The parties agree that, in the event that the Manager or an affiliated person of the Manager sends sales literature or other promotional material to the Subadvisor for its approval and the Subadvisor has not commented within five (5) business days, the Manager and its affiliated persons may use and distribute such sales literature or other promotional material, although, in such event, the Subadvisor shall not be deemed to have approved of the contents of such sales literature or other promotional material.

12.    Confidentiality. The Subadvisor will treat as proprietary and confidential any information obtained in connection with its duties hereunder, including all records and information pertaining to the Series and their prior, present or potential shareholders, unless required by law. The Subadvisor will not use such information for any purpose other than the performance of its responsibilities and duties hereunder. Such information may not be disclosed except after prior notification to and approval in writing by the Series or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities or otherwise required by law.

13.    Control. Notwithstanding any other provision of the Agreement, it is understood and agreed that the Manager shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement, and reserves the right to direct, approve or disapprove any action hereunder taken on its behalf by the Subadvisor.

14.    Liability. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, each Registrant and the Manager agree that the Subadvisor, any affiliated person of the Subadvisor, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Subadvisor, shall not be liable for, or subject to any damages, expenses or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Subadvisor’s duties, or by reason of reckless disregard of the Subadvisor’s obligations and duties under this Agreement.

Nothing in this section shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

15.   Indemnification.

(a)   The Manager agrees to indemnify and hold harmless the Subadvisor, any affiliated person of the Subadvisor, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls (“controlling person”) the Subadvisor (all of such persons being referred to as “Subadvisor Indemnified Persons”) against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which a Subadvisor Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, the Internal Revenue Code, under any other statute, at common law or otherwise, arising out of the Manager’s responsibilities to each Registrant, which: (i) is based upon any willful misfeasance, bad faith or gross negligence in the performance of the Manager’s duties or reckless disregard of the Manager’s obligations and duties under this Agreement, or by any of its employees or representatives or any affiliate of or any person acting on behalf of the Manager, or (ii) is based upon any untrue statement or alleged untrue statement of a material fact supplied by, or which is the responsibility of, the Manager and contained in the Registration Statement or Prospectus covering shares of a Registrant or Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Manager and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager, a Registrant or to any affiliated person of the Manager by a Subadvisor Indemnified Person; provided, however, that in no case shall the indemnity in favor of the Subadvisor Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

(b)   Notwithstanding Section 14 of this Agreement, the Subadvisor agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager, and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls (“controlling person”) the Manager (all of such persons being referred to as “Manager Indemnified Persons”) against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, the Internal Revenue Code, under any other statute, at common law or otherwise, arising out of the Subadvisor’s responsibilities as Subadvisor of the Series, which: (i) is based upon any willful misfeasance, bad faith or gross negligence in the performance of the Subadvisor’s duties, or by reason of reckless disregard of the Subadvisor’s obligations and duties under this Agreement, or by any of its employees or representatives, or any affiliate of or any person acting on behalf of the Subadvisor; (ii) is based upon a failure by the Subadvisor to comply with Section 2, Paragraph (a) of this Agreement; or (iii) is based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or Prospectus covering the shares of a Registrant or

Series, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Subadvisor and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Manager, a Registrant or any affiliated person of the Manager or a Registrant by the Subadvisor or any affiliated person of the Subadvisor; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(c)   The Manager shall not be liable under Paragraph (a) of this Section 15 with respect to any claim made against a Subadvisor Indemnified Person unless such Subadvisor Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons, notice or other first legal process or notice giving information of the nature of the claim shall have been served upon such Subadvisor Indemnified Person (or after such Subadvisor Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability that it may have to the Subadvisor Indemnified Person against whom such action is brought otherwise than on account of this Section 15. In case any such action is brought against the Subadvisor Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Subadvisor Indemnified Person, to assume the defense thereof, with counsel reasonably satisfactory to the Subadvisor Indemnified Person. If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent both the Manager and the Subadvisor Indemnified Person would result in a conflict of interest and, therefore, would not, in the reasonable judgment of the Subadvisor Indemnified Person, adequately represent the interests of the Subadvisor Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Subadvisor Indemnified Person, which counsel shall be satisfactory to the Manager and to the Subadvisor Indemnified Person. The Subadvisor Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Subadvisor Indemnified Person under this

Agreement for any legal or other expenses subsequently incurred by the Subadvisor Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Subadvisor Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Subadvisor Indemnified Person.

(d)   The Subadvisor shall not be liable under Paragraph (b) of this Section 15 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Subadvisor in writing within a reasonable time after the summons, notice or other first legal process or notice giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Subadvisor of any such claim shall not relieve the Subadvisor from any liability that it may have to the Manager Indemnified Person against whom such action is brought otherwise than on account of this Section 15. In case any such action is brought against the Manager Indemnified Person, the Subadvisor will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel reasonably satisfactory to the Manager Indemnified Person. If the Subadvisor assumes the defense of any such action and the selection of counsel by the Subadvisor to represent both the Subadvisor and the Manager Indemnified Person would result in a conflict of interest and, therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Subadvisor will, at its own expense, assume the defense with counsel to the Subadvisor and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Subadvisor and to the Manager Indemnified Person. The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Subadvisor shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Subadvisor shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Manager Indemnified Person.

16.   Services Not Exclusive. The services furnished by the Subadvisor hereunder are not to be deemed exclusive, and except as the Subadvisor may otherwise agree in writing, the Subadvisor shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Subadvisor, who may also be a Trustee, officer or employee of a Registrant, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

17.   Duration and Termination. This Agreement shall become effective on the date first indicated above. Unless terminated as provided herein, the Agreement shall remain in full force and effect for an initial period of two (2) years from the date first indicated above when following a shareholder approval, and otherwise a period of one (1) year, and continue on an annual basis thereafter with respect to the Series, provided that such continuance is specifically approved each year by: (a) the vote of a majority of the entire Board or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Series; and (b) the vote of a majority of those applicable Trustees who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to the Series notwithstanding: (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series; or (ii) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Registrant, unless such approval shall be required by any other applicable law or otherwise. Notwithstanding the foregoing, this Agreement may be terminated for each or any Series hereunder: (A) by the Manager at any time without penalty, upon sixty (60) days’ written notice to the Subadvisor and the applicable Registrant; (B) at any time without payment of any penalty by the Registrant, upon the vote of a majority of each Registrant’s Board or a majority of the outstanding voting securities of each Portfolio, upon sixty (60) days’ written notice to the Manager and the Subadvisor; or (C) by the Subadvisor at any time without penalty, upon sixty (60) days’ written notice to the Manager and the Registrant. In the event of termination for any reason, all records of each Series for which the Agreement is terminated shall promptly be returned to the Manager or the applicable Registrant, free from any claim or retention of rights in such record by the Subadvisor; provided, however, that the Subadvisor may, at its own expense, make and retain a copy of such records. The Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act) or in the event the applicable Management Agreement is assigned or terminates for any other reason. In the event this Agreement is terminated or is not approved in the manner described above, the Sections numbered 2(f), 9, 10, 12, 14, 15 and 19 of this Agreement shall remain in effect, as well as any applicable provision of this Section 17.

18.    Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of this Agreement shall be effective until approved by an affirmative vote of: (i) the holders of a majority of the outstanding voting securities of the Series; and (ii) the Trustees of each Registrant , including a majority of the Trustees of each Registrant who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

19.   Use of Name.

(a)   It is understood that the name MainStay or any derivative thereof or logo associated with that name is the valuable property of the Manager and/or its affiliates, and that the Subadvisor has the right to use such name (or derivative or logo) only with the approval of the Manager and only so long as the Manager is Manager to the Registrants and/or the Series. Upon termination of the Management Agreement and the Manager, the Subadvisor shall forthwith cease to use such name (or derivative or logo).

(b)    It is understood that the name Epoch Investment Partners, Inc. or any derivative thereof or logo associated with that name is the valuable property of the Subadvisor and its affiliates and that the Registrants and/or the Series have the right to use such name (or derivative or logo) in offering materials of each Registrant or sales materials with respect to each Registrant with the approval of the Subadvisor and for so long as the Subadvisor is a Subadvisor to the Registrants and/or the Series. Upon termination of this Agreement, the Registrants shall forthwith cease to use such name (or derivative or logo).

20.   Proxies; Class Actions.

(a)   The Manager has provided the Subadvisor a copy of the Manager’s Proxy Voting Policy, setting forth the policy that proxies be voted for the exclusive benefit and in the best interests of the Registrants. Absent contrary instructions received in writing from a Registrant, the Subadvisor will vote all proxies solicited by or with respect to the issuers of securities held by the Series in accordance with applicable fiduciary obligations. The Subadvisor shall maintain records concerning how it has voted proxies on behalf of each Registrant, and these records shall be available to Each Registrant upon request.

(b)    Manager acknowledges and agrees that the Subadvisor shall not be responsible for taking any action or rendering advice with respect to any class action claim relating to any assets held in the Allocated Assets or Series. Manager will instruct the applicable service providers not to forward to the Subadvisor any information concerning such actions. The Subadvisor will, however, forward to Manager any information it receives regarding any legal matters involving any asset held in the Allocated Assets or Series.

21.   Notice. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at NYLIM Center, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, Attention: President; or (2) to the Subadvisor at Epoch Investment Partners, Inc., 640 Fifth Avenue, 18th Floor, New York, NY 10019 Attention: Chairman.

22.   Miscellaneous.

(a)    This Agreement shall be governed by the laws of the State of New York, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder. The term “affiliate” or “affiliated person” as used in this Agreement shall mean “affiliated person” as defined in Section 2(a)(3) of the 1940 Act;

(b)    The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect;

(c)    To the extent permitted under Section 17 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other parties;

(d)    If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable;

(e)    Nothing herein shall be construed as constituting the Subadvisor as an agent of the Manager, or constituting the Manager as an agent of the Subadvisor.

* * *

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the [  ]th day of [          ], 2013. This Agreement may be signed in counterparts.

NEW YORK LIFE INVESTMENT MANAGEMENT LLC

Attest:	By:
Name: Kevin M. Bopp	Name: Stephen P. Fisher
Title: Director & Associate General Counsel	Title: Senior Managing Director

EPOCH INVESTMENT PARTNERS, INC.

Attest:	By:
Name:	Name:
Title:	Title:

SCHEDULE A

(Effective as of [__________])

As compensation for services provided by Subadvisor the Manager will pay the Subadvisor and Subadvisor agrees to accept as full compensation for all services rendered hereunder, at an annual subadvisory fee equal to the following:

SERIES	ANNUAL RATE
MainStay Epoch Global Choice Fund	0.50% on all assets
MainStay Epoch Global Equity Yield Fund	0.35% on all assets
MainStay Epoch International Small Cap Fund	0.55% on all assets
MainStay Epoch U.S. All Cap Fund(2)	0.425% on assets up to $500 million; 0.4125% on assets from $500 million to $1 billion; and 0.40% on assets over $1 billion
MainStay Epoch U.S. Equity Yield Fund (Formerly MainStay Epoch U.S. Equity Fund)	0.40% on all assets
MainStay U.S. Small Cap Fund(1)(2)	0.425% on assets up to $1 billion; and 0.40% on assets over $1 billion
MainStay Income Builder Fund(2)(3)	50% of the effective gross management fee
MainStay VP U.S. Small Cap Portfolio(2)	0.400% on assets up to $200 million; 0.375% on assets from $200 million to $500 million; 0.3625% on assets from $500 million to $1 billion; and 0.350% on assets over $1 billion
MainStay VP Income Builder Portfolio(2)(4)	50% of the effective gross management fee

The fee based upon the average daily net assets of the respective Series, unless otherwise noted, shall be accrued daily at the rate of 1/(number of days in calendar year) of the annual rate applied to the daily net assets of the Series.

Payment will be made to the Subadvisor on a monthly basis.

(1)	With respect to the MainStay U.S. Small Cap Fund, to the extent that the net management fee ratio for the Fund is less than the subadvisory fee ratio due to total net expense limitation reimbursements, the Subadvisor has agreed to receive an amount equal to the net management fees.
(2)	Effective three years after June 29, 2009, the Subadvisor will equally share in any modifications to the management fee or management fee breakpoints for the Series that are implemented subsequent to the date of this Agreement.
(3)	Based on the percentage of the Subadvisor’s Allocated Assets constituting the Series’ average daily net assets. For reference, the management fee schedule for MainStay Income Builder Fund is 0.64% on assets up to $500 million; 0.60% on assets between $500 million and $1 billion; and 0.575% on assets over $1 billion.
(4)	Based on the percentage of the Subadvisor’s Allocated Assets constituting the Series’ average daily net assets. For reference, the management fee schedule for MainStay VP Income Builder Portfolio is 0.57% on assets up to $1 billion and 0.55% on assets over $1 billion.

EXHIBIT B

SHARE OWNERSHIP OF SHAREHOLDERS

MAINSTAY EPOCH U.S. ALL CAP FUND

As of the Record Date, the Fund’s shareholders who were known by the Fund to own or beneficially own 5% or more of the outstanding interest of any class of the Fund’s shares are described below:

MainStay Epoch U.S. All Cap Fund

Title of Class	Name and Address of Beneficial Holder	Amount of Beneficial Ownership	Percent of Class
Class I	Northern Trust Co., TR FBO Henry Ford UA DTD 801 S. Canal Chicago, IL 60675-0001	938,783.807	5.28%
	New York Life Insurance Co MainStay Moderate Growth Alloc Fd 169 Lackawanna Ave Attn: Chris Feind Parsippany, NJ 07054-1007	1,157,086.783	6.51%
	New York Life Insurance Co MainStay Moderate Allocation Fund 169 Lackawanna Ave Attn: Chris Feind Parsippany, NJ 07054-1007	1,372,294.253	7.72%
	New York Life Insurance Co MainStay VP Moderate GROWTH ALLOC 169 Lackawanna Ave Attn: Chris Feind Parsippany, NJ 07054-1007	1,494,988.596	8.41%
	New York Life Insurance Co MainStay VP Moderate Alloc 169 Lackawanna Ave Attn: Chris Feind Parsippany, NJ 07054-1007	1,192,149.064	6.70%
	New York Life Progress- Sharing Investment Plan Program C/O Maria Mauceri 51 Madison Ave RM 511 New York, NY 10010-1603	5,877,753.571	33.05%
Class C	Merrill Lynch Pierce Fenner & Smith Inc – For the Sole Benefit of its Customers Atten: Fund Administration 4800 Deer Lake Drive East 3rd Fl Jacksonville, FL 32246-6484	12,717.648	9.53%
	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	38,313.482	28.70%

B-1

Title of Class	Name and Address of Beneficial Holder	Amount of Beneficial Ownership	Percent of Class
	Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Pkwy St. Petersburg, FL 33716-1100	10,079.113	7.55%

B-2

PROXY **MAINSTAY FUNDS TRUST** PROXY

The undersigned hereby appoint(s) J. Kevin Gao and Thomas Lynch or any one of them, proxies, each of them with full power of substitution, to vote and act with respect to all shares of the above referenced fund (the "Fund") which the undersigned is entitled to vote at the special meeting of shareholders of the Fund ("Meeting") to be held at 169 Lackawanna Avenue, Parsippany, NJ 07054 on July 1, 2013 at 10:00 a.m. Eastern Time, and at any adjournment(s) or postponement(s) thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF NO SPECIFICATION IS MADE AND THE PROXY CARD IS EXECUTED, THE PROXY CARD WILL BE VOTED "FOR" PROPOSALS 1, 2 AND 3. THE PROXIES ARE AUTHORIZED, IN THEIR DISCRETION, TO VOTE UPON SUCH MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS.

Receipt of Notice of Meeting and Proxy Statement is hereby acknowledged.

CONTROL #:

SHARES:

Note: Please date and sign exactly as the name appears on this proxy card. When shares are held by joint owners/tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person.

____
Signature(s) (Title(s), if applicable)

____

____
Date

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE

CONTINUED ON THE REVERSE SIDE

EVERY SHAREHOLDER'S VOTE IS IMPORTANT! VOTE ON THIS PROXY TODAY!

EASY WAYS TO VOTE YOUR PROXY:

By Internet: Refer to your proxy card for the control number and go to: **www.myproxyonline.com** and follow the simple on-screen instructions

OR

By Phone: please call Okapi Partners toll-free at **(877) 629-6356.** Representatives are available to answer any questions or take your vote over the phone Monday through Friday 9:00 AM to 5:00 PM (EST).

OR

By Mail: Sign, Date, and Return this proxy card using the enclosed postage-paid envelope.

THE BOARD OF TRUSTEES OF MAINSTAY FUNDS TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSALS 1, 2 AND 3

FOR	AGAINST	ABSTAIN
☐	☐	☐

FOR	AGAINST	ABSTAIN
☐	☐	☐

FOR	AGAINST	ABSTAIN
☐	☐	☐

☐ Please check this box if you plan to attend the Special Meeting.

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE.

CONTINUED ON REVERSE SIDE

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